Firstar Funds

Money Market Fund
Institutional Money Market Fund
U.S. Treasury Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Short-Term Bond Market Fund
Intermediate Bond Market Fund
Tax-Exempt Intermediate Bond Fund
Bond IMMDEX Fund
Balanced Income Fund
Balanced Growth Fund
Growth and Income Fund
Equity Index Fund
Growth Fund
Special Growth Fund
Emerging Growth Fund
MicroCap Fund
International Equity Fund

                            May 24, 1999




            Supplement to the Prospectus dated March 1, 1999



The prospectus is amended as follows:

Page 41

The chart for the Average Annual Total Return as of 12/31/98 for Retail A and Institutional Shares of the Growth Fund is replaced with the following:

Average Annual Total Return as of 12/31/98 (Retail A Shares and Institutional Shares)
                                                                                                   Since Inception
                                                1 Year            5 Years          10 Years         (Dec. 29,1992)
------------------------------------------------------------------------------------------------------------------
Growth Fund - Retail A Shares                   24.31%            17.14%                 -               15.98%

Institutional Shares                            30.46%            18.44%                 -               17.06%

S&P 500 Index                                   28.58%            24.06%                 -               21.61%
------------------------------------------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.